EXHIBIT 10.4

                          SECURITY AND PLEDGE AGREEMENT


         THIS AGREEMENT, dated May 29, 2009, made by Infinity Capital Group, Inc., and GHL Group Ltd ("Pledgors") to ___________________ ("Lender")

         PRELIMINARY STATEMENTS:

         Pledgors have agreed to secure a Promissory Note for $125,000 from Infinity Capital Group, Inc. to Lender dated as of even date herewith (said Promissory Note, as it may hereafter be amended or otherwise modified from time to time, being interchangeable with the words "Loan" or "Loan Agreement" herein with the Pledgors). It is a condition precedent to the making of a loan by Lender under the Agreement that Pledgors shall have made the pledge contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce Lender to make the Loan under the Agreement, Pledgors hereby agrees as follows:

         SECTION 1. Pledge. Pledgors hereby pledge, transfer and assign to Lender and any assigns and grants to Lender a security interest in, the following (the "Pledged Collateral"):

         a) 200,000 shares of common stock of Strategic Energy and Environmental Resources, Inc., a Nevada corporation; represented in Cert. #1173, owned by Infinity Capital Group, Inc. and

         b) 250,000 shares of Infinity Capital Group, Inc. owned by GHL Group, Ltd. from Cert. #1257.

         SECTION 2. Security for Obligations. This Security and Pledge Agreement secures the payment of all obligations present or future, direct or indirect, absolute or contingent, matured or not, of either of Pledgors to Lender under the Loan Agreement, or this Agreement the note evidencing the loan made thereunder (the "Note"), whether for principal, fees, expenses or otherwise, and all obligations present or future, direct or indirect, absolute or contingent, matured or not of either of Pledgors to Lender under this Agreement and Promissory Note (all such obligations of Pledgors being the "Obligations").

         SECTION 3.        Delivery of Pledged Collateral.

         (a) All certificates or instruments representing or evidencing any Pledged Collateral shall be delivered to and held by or on behalf of Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender. Ten day after Notice of Default, if not cured, Lender shall have the right, at any time in its discretion and without notice to Pledgors, to transfer to or to register in the name of Lender or any of its nominees any or all of the Pledged Collateral. In addition, Lender shall have the right at any time to exchange certificates or

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instruments  representing or evidencing  Pledged  Collateral for Certificates or instruments of smaller or larger denominations.

         (b) Pledgors shall, upon the request of Lender, deliver, or cause to be delivered to Lender any or all of the Pledged Collateral not referred to in
Section 3(a) or (b) if Lender determines in its sole discretion that such delivery will enhance, protect, maintain, create or otherwise aid Lender in the perfection or maintenance of the security interests created hereby.

         SECTION 4.        Perfecting Security Interest.
                           ----------------------------

         (a) Pledgors shall cause a UCC-1 to be filed with the Secretary of State of Maryland evidencing the pledge of the assets described in Section 1, and Pledgors shall cause any filings to be made and assist Lender in giving any notice as may be required to perfect or maintain Lender's security interest in Pledgors's property. In addition, Pledgors shall deposit the Pledged stock shares in escrow, together with duly executed and guaranteed stock powers for the Pledged shares.

         (b)  Upon delivery  in   escrow,  Lender  security  interest  is deemed
perfected.

         SECTION 5. Representations and Warranties. Pledgors represents and warrants as follows:

         (a) Pledgors are the full and legal owners of the Pledged Shares, and no other person has or will have any superior right, title, interest or claim in or to the Pledged Shares or to the proceeds thereof, or any part thereof. The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable.

         (b) Pledgors are, and as to the Pledged Collateral acquired after the date hereof, will be, the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance, except for the security interest created by this Agreement.

         (c) The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the Obligations.

         (d) Pledgors are duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power, capacity and authority (i) to own, lease and operate its assets, properties and business and to carry on its business as now being conducted, and (ii) to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement, the Financial Agreement and the consummation of the transactions contemplated hereby and therein have been duly authorized by all necessary corporate action by Pledgors.

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         (e)  The  execution,  delivery  and  performance  by  Pledgors  of this
Agreement do not and will not violate or conflict with or result in a breach of or constitute (or with notice or lapse of time or both constitute) a default under (a) the incorporating documents or by-laws, (b) any indenture, mortgage, bond, license, permit or loan or credit agreement or any other agreement or instrument to which Pledgors are a party or by which Pledgors or any of its properties may be bound or affected or (c) any statute or law or judgment, decree, order, writ, injunction, regulation or rule of any court or governmental authority of any state or of the United States or any political subdivision of the foregoing. The execution, performance and delivery by Pledgors of this Agreement will not result in the creation of any lien with respect to the assets of Pledgors except for the lien created hereby with respect to the Pledged Collateral.

         (f) This Agreement constitutes a legal, valid and binding obligation of Pledgors enforceable against Pledgors in accordance with its terms except as enforceability may be limited by (i) any applicable bankruptcy, insolvency, reorganization, winding up, moratorium or other similar laws now or hereafter in effect relating to the enforcement of creditors' rights and (ii) general equitable principles including rules governing the granting of specific performance and injunctive relief, which are within the discretion of the court having jurisdiction.

         (g) No authorization, consent, validation, approval, license, qualification or forma exemption from, and no filing, declaration or registration with, any court, governmental agency or regulatory authority or any securities exchange or any other person, whether located in the United States or elsewhere, is required (i) in connection with the authorization, execution, delivery or performance by Pledgors of this Agreement, the Agreement and the transactions contemplated thereby other than the Regulatory Approvals (ii) for the pledge by Pledgors of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance by Pledgors of this Agreement, the Agreement, (ii) for the pledge by Pledgors of the Collateral pursuant to this Agreement or for the execution, delivery or performance of the Financial Agreement by Pledgors, or (iii) for the exercise by Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

         (h) Complete and correct copies of the incorporating documents and by-laws of Pledgors as of the date hereof have been provided to the Lender on or prior to the date hereof and are in full force and effect.

         (i) Except as disclosed herein there is no action, suit, inquiry, litigation, arbitration or administrative or legal proceeding presently pending or, to the best knowledge of Pledgors, threatened against Pledgors before any court or administrative agency of any country or subdivision thereof.

         (j) Neither Pledgors nor any portion of Pledgors' property is immune or exempt from the exercise of jurisdiction, whether arising through service or notice of judicial process, attachment or seizure prior to judgment, attachment or seizure in aid of execution following judgment or otherwise, by the courts of the State of Maryland or any other state, province, country, nation or other territorial jurisdiction in which any portion of Pledgors' property is located

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or business is conducted except to the extent,  if any, that jurisdiction may be limited by bankruptcy, insolvency,  reorganization and other similar laws now or
hereinafter  in  effect  relating  to  the  enforcement  of  creditors'   rights
generally.

         (k) The representations and warranties set forth herein hereof shall survive the execution of this Agreement and shall continue as long as there shall be any Indebtedness outstanding under this Agreement as if repeated and given again to Lender on each day during the term hereof.

         SECTION 6. Further Assurances. Pledgors agree that at any time and from time to time, at the expense of Pledgors, Pledgors will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Lender may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral, including without limitation filing one or more UCC-1s to protect Lender's security interest in Pledgors Rights and making any filing statement or appearance before or with any insurance commission or other regulatory authority. Pledgors authorize Lender to file, in jurisdictions where this authorization will be given effect, a financing statement signed only by Lender covering the Pledged Collateral. Pledgors will join Lender at its request in executing all financial statements in form satisfactory to Lender and Pledgors will pay the cost of filing or recording any such financial statement or of this Agreement if it is deemed by Lender to be necessary or desirable.

         SECTION 7. Lender Appointed Attorney-in-Fact. Pledgors hereby appoint Lender as Pledgors' attorney-in-fact, with full authority in the place and stead of Pledgors and in the name of Pledgors or otherwise, from time to time in Lender's discretion to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instrument made payable to Pledgors representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

         SECTION 8. Lender May Perform. If Pledgors fail to perform any agreement contained herein, Lender may itself perform, or cause performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by Pledgors under Section 11.

         SECTION 9. Reasonable Care. Lender shall exercise reasonable care in the custody of the Pledged Collateral in its possession or control hereunder at any time. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which lender accords its own property, it being understood that Lender shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

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         SECTION 10.  Remedies upon Default.  If any Event of Default shall have occurred and be continuing:

         (a) Lender may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") in effect in the State of Maryland, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the State of Maryland, at that time, and Lender may also, without notice except as specified below, exercise any voting or other consensual rights with respect to the Pledged Collateral, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Lender may deem commercially reasonable. Pledgors agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (b) Any cash held by Lender as Pledged Collateral and all cash proceeds received by Lender in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral may, in the discretion of Lender, be held by Lender as collateral for, and then or at any time thereafter applied (after payment of any amounts payable to Lender) in whole or in part by Lender against, all or any part of the Obligations in such order as Lender shall elect. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by Lender and remaining after payment in full of all the Obligations shall be paid over to Pledgors or to whomsoever may be lawfully entitled to receive such surplus, provided that Lender shall have no obligation to invest or otherwise pay interest on any amounts held by him in connection with or pursuant to this Agreement.

         (c) All rights and remedies of Lender expressed herein are in addition to all other rights and remedies possessed by Lender in the Financial Agreement, all third party guaranties and any other agreement or instrument relating to the Obligations.

         SECTION 11. Expenses. Pledgors will upon demand pay to Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Lender hereunder of (iv) the failure by Pledgors to perform or observe any of the provisions hereof.

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         SECTION 12.  Security  Interest  Absolute.  All  rights of  Lender  and security interests hereunder, and all obligations of Pledgors hereunder, shall be absolute and unconditional irrespective of:

                  (i) any lack of validity or enforceability of the Financial Agreement, or any other agreement or instrument relating thereto;

                  (ii) any change in the time, manner, place or terms of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Financial Agreement;

                  (iii) any sale, exchange, release, surrender or nonperfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations or any setoff against all or any of the Obligations; or

                  (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or a third-party Pledgors.

         SECTION 13. Amendments, etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Pledgors herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 14. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication), mailed or telegraphed or delivered to it, addressed to it at such party's address specified in the Financial Agreement; or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid.

         SECTION 15. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon Pledgors, its successors and assigns and (iii) inure to the benefit of Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), Lender may assign or otherwise transfer the Financial Agreement to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Lender herein or otherwise. Upon the payment in full of the Obligations, Pledgors shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

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         SECTION 16.  Governing Law; Terms.  This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, except as required by mandatory provisions of law and except to the extent that the
validity  or  perfection  of  the  security  interest  hereunder,   or  remedies
hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the State of Maryland. Unless otherwise defined herein, terms defined in the Uniform Commercial Code in the State of Maryland are used herein as therein defined.

         IN WITNESS WHEREOF, Pledgors has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                    PLEDGORS:


                                    Infinity Capital Group, Inc.


                                    By:_________________________________________
                                        Gregory H. Laborde, President




                                    GHL Group, Ltd.



                                    By: _____________________________________
                                        Gregory H. Laborde, Manager




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                                   STOCK POWER


         FOR VALUE RECEIVED, ____________________ hereby sells, assigns, transfers and waives any claim whatsoever, to 200,000 shares of Strategic Energy and Environmental Resources, Inc. the Common Stock represented by the within Certificate and does hereby irrevocably constitute and appoint ________________________________ to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises.

         Dated: _____________________, 20___

                                              -----------------------------

                                              SSN: _________________________


                                              ------------------------------

                                              SSN: _________________________

Signature Guaranteed:

By: ____________________

The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to SEC Rule 17Ad-15.



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                                   STOCK POWER


         FOR VALUE RECEIVED, ____________________ hereby sells, assigns, transfers and waives any claim whatsoever, to 250,000 shares of Infinity Capital Group, Inc. the Common Stock represented by the within Certificate and does hereby irrevocably constitute and appoint ________________________________ to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises.

         Dated: _____________________, 20___

                                             -----------------------------

                                             SSN: _________________________


                                             ------------------------------

                                             SSN: _________________________

Signature Guaranteed:

By: ____________________

The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to SEC Rule 17Ad-15.




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